UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2006

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2006, Tom Wu commenced employment with Electro Scientific Industries, Inc. (the “Company”) as Vice President Worldwide Sales.  Mr. Wu’s offer letter provides that he will receive an annual salary of $260,000 and an option to purchase 80,000 shares of the Company’s common stock and be eligible to participate in the Company’s Executive Bonus Program with a target payout of 60% of his annual salary.  Mr. Wu, who is based in Singapore, will also receive an expatriate package not to exceed $200,000 per year and a cost of living allowance of $15,000 per year.  Mr. Wu’s offer letter is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           Offer Letter from the Company to Tom Wu

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2006.

Electro Scientific Industries, Inc.

By:	/s/ Kerry Mustoe
Name:	Kerry Mustoe
Title:	Interim Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Offer Letter from the Company to Tom Wu